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                                                                    EXHIBIT 23.6

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                  /s/ KPMG LLP


May 10, 2001